SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                  Date of Report (Date of Earliest Event Reported):
                             March 30, 2011

                       Iron Eagle Group, Inc.
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                (Exact name of registrant as specified in its charter)

   Delaware                          0-22965                   27-1922514
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(State or other jurisdiction      (Commission File Number    (I.R.S. Employer
of incorporation or organization                           Identification Number)
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          61 West 62nd Street, Suite 23F
          New York, NY                                  10023
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     (Address of principal executive offices,          Zip Code)

                          888-481-4445
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          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated March 30, 2011 re: award of design contract
Exhibit 99.2 - Press Release dated April 6, 2011 re: infrastructure bank proposal




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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/Jason M. Shapiro
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         Jason M. Shapiro
         Chief Executive Officer


Dated:  May 12, 2011